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(CUNA MUTUAL LIFE           FLEXIBLE PREMIUM DEFERRED
 INSURANCE COMPANY LOGO)  VARIABLE ANNUITY APPLICATION

                    -------------   --------------------------------------------
                     CONTRACT NO.   CREDIT UNION NO. [ ] Check If Not Applicable

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                                                              REQUIRED
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1.   ANNUITANT / OWNER Must be age 85 or younger. If annuitant is under age 18         Gender:       [ ] Male   [ ] Female
     an owner must be named in Section 3a or 3b (19 in Nebraska & Alabama, 21 in       U.S. Citizen: [ ] Yes    [ ] No
     Mississippi).
                                                                                       SSN    -  -
                                                                                           --- --  ----
Name
    ----------------------------------------------------------------------------       Date of Birth
               First                Middle                    Last                                      -----    ---    --------
                                                                                                        Month    Day    Year
Address
       -------------------------------------------------------------------------       Day Phone
                                                                                                -----------------------
Address                                                                                           Including area code
       -------------------------------------------------------------------------

City                                         State              ZIP
    -------------------------------------         -------------    -------------


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                                                              OPTIONAL
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2.   CO-ANNUITANT / CO-OWNER NONQUALIFIED ONLY Check one. Living Benefit Riders        Relationship to
     not available with Co-Annuitant or Co-Annuitant/Co-Owner                          Annuitant
                                                                                                  -----------------
[ ]  CO-ANNUITANT Must be spouse of annuitant & age 85 or younger.
[ ]  CO-OWNER Must be age 18 (15 in NC, 19 in NE & AL, 21 in MS) through age 85.       Gender:       [ ] Male   [ ] Female
[ ]  CO-ANNUITANT & CO-OWNER Must be spouse of annuitant & age 85 or younger.          U.S. Citizen: [ ] Yes    [ ] No

                                                                                       SSN    -  -
Name                                                                                       --- --  ----
    ----------------------------------------------------------------------------
               First                Middle                    Last                     Date of Birth
                                                                                                        -----    ---    --------
Address                                                                                                 Month    Day    Year
       -------------------------------------------------------------------------
                                                                                       Day Phone
Address                                                                                         -----------------------
       -------------------------------------------------------------------------                  Including area code

City                                         State              ZIP
    -------------------------------------         -------------    -------------


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                                                    OPTIONAL - COMPLETE ONLY ONE
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3A. OWNER-INDIVIDUAL NONQUALIFIED ONLY If other than annuitant/owner.                  Relationship to
     Must be age 18 (15 in NC, 19 in NE & AL, 21 in MS) through age 85.                Annuitant
                                                                                                  -----------------
Name
    ----------------------------------------------------------------------------       Gender:       [ ] Male   [ ] Female
               First                Middle                    Last                     U.S. Citizen: [ ] Yes    [ ] No

Address                                                                                SSN    -  -
       -------------------------------------------------------------------------           --- --  ----

Address                                                                                Date of Birth
       -------------------------------------------------------------------------                        -----    ---    --------
                                                                                                        Month    Day    Year
City                                         State              ZIP
    -------------------------------------         -------------    -------------       Day Phone
                                                                                                -----------------------
                                                                                                  Including area code

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3B.  OWNER-TRUST NONQUALIFIED ONLY Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or use form 1919(CML) Trustee Certification.


Name of Trust                                                                          SSN   -  -
             -------------------------------------------------------------------          --- -- ----
ATTN                                                                                   or
    ----------------------------------------------------------------------------       EIN  -
                                                                                          -- -------
Address
       -------------------------------------------------------------------------        Date of Trust
                                                                                                        -----    ---    ----
City                                       State             ZIP                                        Month    Day    Year
    -----------------------------------         ------------     ---------------


Trustee Name(s)
------------------------------------------------------------------------------------------------------------------------------------

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3C.  OWNER-CREDIT UNION 457(b) AND 457(f) PLANS ONLY                               EIN   -
                                                                                       -- -------
Name of Credit Union
                    ------------------------------------------------------------   -------------------------------------------------
ATTN                                                                               Title of Authorized Officer signing in Section 18
    ----------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

City                                       State             ZIP
    -----------------------------------         ------------     ---------------


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                                                              REQUIRED
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4.   REPLACEMENT

Do you have any existing life insurance or annuities with our company or any other company?    [ ] Yes  [ ] No

Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other company?

[ ] Yes [ ] No If Yes: What Company?
                                    ------------------------------------------------------------------------------------------------
                       What Contract Number?
                                            ----------------------------------------------------------------------------------------

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VAAPP-2005                           Page 1                                 1005

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                                                              REQUIRED
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5. PLAN TYPE/TAX QUALIFICATION STATUS Check only one plan type.

[ ] Nonqualified               $                    Is this a 1035 Exchange?        [ ] Yes       [ ] No
Min. Total First Year: $5,000   --------------

                                                                         CURRENT YR          PRIOR YR
                                ROLLOVER AMOUNT    TRANSFER AMOUNT      CONTRIBUTION       CONTRIBUTION         CONVERSION AMOUNT
[ ] Traditional IRA                                                     YEAR               YEAR              AMOUNT FROM TRADITIONAL
[ ] Roth IRA                                                                 ----------         ----------       IRA TO ROTH IRA
[ ] SEP IRA                     $                  $                  $                  $                      $
Min. Total First Year: $2,000    --------------     --------------     --------------     --------------         --------------

                              CONTRIBUTION AMOUNT  TRANSFER AMOUNT                     TOTAL INITIAL PURCHASE PAYMENT
[ ] 403(b) (TSA)                $                  $
Min. Total First Year: $2,000    --------------     --------------                           $
                                                                                              --------------
Credit Unions only:                                                                Total of dollar amounts in Section 5.
[ ] 457(b)                    CONTRIBUTION AMOUNT  TRANSFER AMOUNT       THE INITIAL PURCHASE PAYMENT APPLIED WILL BE EQUAL TO THE
[ ] 457(f)                      $                  $                   ACTUAL AMOUNT RECEIVED BY CUNA MUTUAL LIFE INSURANCE COMPANY.
Min. Total First Year: $2,000    --------------     --------------      MAKE CHECK PAYABLE TO CUNA MUTUAL LIFE INSURANCE COMPANY.

------------------------------------------------------------------------------------------------------------------------------------
                                                              OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------

6. FUTURE PURCHASE PAYMENTS Check only one billing type.

$               (Min: $25 per billing for Automatic & List Bill, $100 for Direct Bill)
 --------------

AUTOMATIC (ACH) -- [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually Complete Section 7.

LIST BILL -- [ ] Weekly [ ] Bi-weekly [ ] Monthly [ ] Quarterly  [ ] Semiannually [ ] Annually
Complete Salary Reduction Agreement form 687A, and if not already on file, complete Employer List Bill Agreement form PA-7.

DIRECT BILL -- [ ] Quarterly [ ] Semiannually [ ] Annually

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                                                              OPTIONAL
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7. AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

[ ] INITIAL PAYMENT: I hereby authorize CUNA Mutual Life Insurance Company and the financial institution named below to retain my
    account information and make a debit entry for my initial payment in the amount of $              .
                                                                                        --------------
[ ] FUTURE PAYMENTS: I authorize CUNA Mutual Life Insurance Company and the financial institution named below to retain my account information and to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone.
    Frequency: [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

    Indicate the amount: $               Indicate the            (month) and        (day: 1-28 only) this should begin.
                          --------------              ----------             ------
                        (Deductions will occur on the first of the month unless another date is selected.)

    I understand I will receive quarterly statements for my variable annuity.

Financial Institution                                                          Routing Number
                      ------------------------------------------------------                  --------------------------------------
Address                                                                        Account Number
        --------------------------------------------------------------------                  --------------------------------------
City                                              State
     ------------------------------------------         --------------------   [ ] Share Draft/Checking (Attach blank voided check.)
Phone Number                                                                   [ ] Share Account/Savings (Only available for
             ---------------------------------------------------------------       accounts accepting electronic transactions.)


Signature of Account Owner, if other than the Annuitant or Owner
                                                                 -------------------------------------------------------------------

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                                                              OPTIONAL
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                                                                 AVAILABLE IF MAX. ANNIVERARY AND/OR 3% ANN. GUARANTEE ARE SELECTED.
8. OPTIONAL DEATH BENEFIT(S) Check one or both.

[ ] Maximum Anniversary Death Benefit                            [ ] Earnings Enhanced Death Benefit
[ ] 3% Annual Guarantee Death Benefit

                 (See prospectus. Optional death benefits are available at an additional charge. Annuitant's age on the contract issue date must be less than 76.)

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                                                              OPTIONAL
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9. OPTIONAL LIVING BENEFIT RIDERS Check only one. Not available with Co-Annuitant or Co-Annuitant/Co-Owner in Section 2, or on a
   403(b) (TSA) Plan Type in Section 5.

[ ] Guaranteed Minimum Accumulation Benefit                      [ ] Guaranteed Minimum Withdrawal Benefit

                                      USE SECTION 10C. ONLY FOR PURCHASE PAYMENT ALLOCATIONS.

(See prospectus. Optional living benefits are available at an additional charge.)
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                                                REQUIRED -- COMPLETE 10A, 10B OR 10C
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SECTION 10 -- COMPLETE 10A, 10B, OR 10C -- ONLY ONE

10A. MODEL -- PURCHASE PAYMENT ALLOCATION Check one. Preservation Plus Program not available.

CONSERVATIVE: [ ] 7 - 14 Years               MODERATE: [ ] 7 - 14 Years               AGGRESSIVE: [ ] 7 - 14 Years
              [ ] 15+ Years                            [ ] 15+ Years                              [ ] 15+ Years

                          Model Allocation selections automatically include Annual Portfolio Rebalancing.

10B. CUSTOMIZED -- PURCHASE PAYMENT ALLOCATION

                            VARIABLE AND FIXED FUNDS                                           DCA 1 YEAR FIXED PERIOD TRANSFERS**
------------------------------------------------------------------------------------------------------------------------------------
              (Whole %; minimum 1% per subaccount or fixed period;                            (Whole %; minimum 1% per subaccount)
                       minimum: $1,000 per fixed period)
                                                                                           % Mid-Cap Stock
     % Mid-Cap Stock                                                                  -----
-----                                                                                      % Capital Appreciation Stock
     % Capital Appreciation Stock        % DCA 1 Year* ========                       -----
-----                               -----                                                  % Growth & Income Stock
     % Growth & Income Stock             *COMPLETE THE DCA 1 YEAR FIXED PERIOD        -----
-----                                    TRANSFERS SECTION TO THE RIGHT. IF NOT            % Balanced
     % Balanced                          COMPLETED, TRANSFERS WILL BE                 -----
-----                                    AUTOMATICALLY DISTRIBUTED TO THE MONEY            % Bond
     % Bond                              MARKET SUBACCOUNT.                           -----
-----                                                                                      % Money Market
     % Money Market                      % 1 Year                                     -----
-----                               -----                                                  % International Stock
     % International Stock               % 3 year                                     -----
-----                               -----                                                  % Multi-Cap Growth Stock
     % Multi-Cap Growth Stock            % 5 Year                                     -----
-----                               -----                                                  % High Income
     % High Income                       % 7 Year                                     -----
-----                               -----                                                  % Global Securites
     % Global Securites                  % 10 Year                                    -----
-----                               -----
                                                                                             ========== Must total 100% ==========

       ========================= Must total 100% =========================

**MONTHLY TRANSFERS WILL BEGIN 1 MONTH AFTER ALLOCATION TO THE DCA 1 YEAR FIXED PERIOD.
  (If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day.)

**TRANSFERS OF EQUAL MONTHLY AMOUNTS WILL DEPLETE THE DCA 1 YEAR FIXED AMOUNT. THE TRANSFERS WILL OCCUR AUTOMATICALLY FOR THE
  DURATION OF THE FIXED PERIOD ACCORDING TO THE SUBACCOUNTS SELECTED ABOVE: (The minimum monthly amount will be transfered. To transfer a larger amount complete the Dollar Cost Averaging form -- CLS-217. Additional transfers are allowed by request.)

10C. LIVINGBENEFIT - PURCHASE PAYMENT ALLOCATION Check one if a Living Benefit Option was selected in Section 9. Preservation Plus
                                                 Program not available.

CONSERVATIVE: [ ] 7 - 14 Years                    MODERATE: [ ] 7 - 14 Years                  BALANCED: [ ] 100%
       MODELS [ ] 15+ Years                           MODEL                                 SUBACCOUNT

                          Model Allocation selections automatically include Annual Portfolio Rebalancing.

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                                                        OPTIONAL -- WITH 10B
------------------------------------------------------------------------------------------------------------------------------------

11. PORTFOLIO REBALANCE PROGRAM Not applicable if purchase payments are allocated to a fixed period.

             FREQUENCY                            VARIABLE ACCOUNT ALLOCATED                      REBALANCE ALLOCATION*

Check one:                           Check one:                                            % Mid-Cap Stock
[ ] Quarterly                        [ ] a. Transfer the value in my subaccounts      -----
[ ] Semiannually                            in proportion to my purchase payment           % Capital Appreciation Stock
[ ] Annually                                allocation schedule as indicated in       -----
                                            Section 10b. above.                            % Growth & Income Stock
If the frequency is not selected,                                                     -----
transfers will occur quarterly.      [ ] b. Transfer the value in my subaccounts           % Balanced
                                            as indicated to the right.                -----
                                            * =======================                      % Bond
                                                                                      -----
                                                                                           % Money Market
                                                                                      -----
                                                                                           % International Stock
If neither is selected, a. will apply.                                                -----
                                                                                           % Multi-Cap Growth Stock
                                                                                      -----
                                                                                           % High Income
                                                                                      -----
                                                                                           % Global Securites
                                                                                      -----

                                                                                          ======== Whole %; must total 100% ========

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                                                        OPTIONAL -- WITH 10B
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12. PRESERVATION PLUS PROGRAM

I will participate in the Preservation Plus Program. I hereby authorize CUNA Mutual Life Insurance Company to allocate a portion of the initial purchase payment to the following fixed period: (Check one)

                      [ ] 1 Year          [ ] 3 Year          [ ] 5 Year          [ ] 7 Year          [ ] 10 Year

This portion will be the present value reflecting the guaranteed interest rate as of the contract issue date for the fixed period indicated. The difference between the initial purchase payment and the portion allocated to the fixed period will be allocated as indicated in Section 10b.
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VAAPP-2005                           Page 3                                 1005

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                                                              REQUIRED
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13. PRIMARY BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                 Relationship
Name                                                                             to Annuitant
    ---------------------------------------------------------------------------              ---------------------------------------
                  First             Middle                     Last

Address                                                        City                     State               ZIP
       ------------------------------------------------------      -------------------       -------------     ---------------------

                                                                                 Relationship
Name                                                                             to Annuitant
    ---------------------------------------------------------------------------              ---------------------------------------
                  First             Middle                     Last

Address                                                        City                     State               ZIP
       ------------------------------------------------------      -------------------       -------------     ---------------------

                                                                                 Relationship
Name                                                                             to Annuitant
    ---------------------------------------------------------------------------              ---------------------------------------
                  First             Middle                     Last

Address                                                        City                     State               ZIP
       ------------------------------------------------------      -------------------       -------------     ---------------------

If naming a trust or to list more beneficiaries, use Section 17 or a separate signed and dated paper. When naming a trust, give trust name, trust date, and trustee name(s). DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant.

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                                                              OPTIONAL
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14. CONTINGENT BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                 Relationship
Name                                                                             to Annuitant
    ---------------------------------------------------------------------------              ---------------------------------------
                  First             Middle                     Last

Address                                                        City                     State               ZIP
       ------------------------------------------------------      -------------------       -------------     ---------------------

                                                                                 Relationship
Name                                                                             to Annuitant
    ---------------------------------------------------------------------------              ---------------------------------------
                  First             Middle                     Last

Address                                                        City                     State               ZIP
       ------------------------------------------------------      -------------------       -------------     ---------------------

                                                                                 Relationship
Name                                                                             to Annuitant
    ---------------------------------------------------------------------------              ---------------------------------------
                  First             Middle                     Last

Address                                                        City                     State               ZIP
       ------------------------------------------------------      -------------------       -------------     ---------------------

If naming a trust or to list more beneficiaries, use Section 17 or a separate signed and dated paper. When naming a trust, give trust name, trust date, and trustee name(s).

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                                                              OPTIONAL
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15. TELEPHONE/FAX/INTERNET AUTHORIZATION See the Telephone/Fax/Internet Authorization for details on what transactions can be done by telephone/fax/internet.

I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:

         [ ] I do NOT want telephone/fax/internet authorization

I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:

         [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization

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                                                              OPTIONAL
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16. PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

[ ]      I consent to receiving the prospectus, annual and semiannual reports online. I understand this will be in effect until I revoke it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but I will not be charged by CUNA Mutual Life Insurance Company. My e-mail address is:

         Owner's e-mail address:
                                 ---------------------------------------------------------------------------------------------------

         Co-owner's (if any) e-mail address
         if different than the owner:
                                      ----------------------------------------------------------------------------------------------

                                      (THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.)

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                                                              OPTIONAL
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17. SPECIAL INSTRUCTIONS

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                                                        HOME OFFICE USE ONLY
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18. HOME OFFICE USE ONLY




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VAAPP-2005                                                     Page 4                                                           1005
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                                                              REQUIRED
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19. AGREEMENT

 o  I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

 o  I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the
    Company's rights or requirements.

 o  If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

 o  ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS FALSE
    INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND SUBJECT TO FINES AND CONFINEMENT IN PRISON, DEPENDING
    ON STATE LAW.

 o  I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED
    AS TO A FIXED DOLLAR AMOUNT.

 o  I UNDERSTAND THAT AMOUNTS WITHDRAWN FROM THE FIXED ACCOUNT OPTION MAY BE ADJUSTED UPWARD OR DOWNWARD BASED ON A MARKET VALUE
    FORMULA.

 o  I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

[ ] I REQUEST A STATEMENT OF ADDITIONAL INFORMATION.


   Signed at
             ----------------------------------------          ---------------------------------------------------------------------
                             City            State                          Signature of Annuitant/Owner                    Date
                                                                             (Person Named in Section 1)


  ------------------------------------------------------------       ---------------------------------------------------------------
         Signature of Co-Annuitant, Co-Owner, or         Date                        Signature of Owner                     Date
                Co-Annuitant  & Co-Owner                             (Person or Trustee(s) named in Section 3a or 3b.
              (Person Named in Section 2)                            Authorized Officer whose title is in Section 3c.)

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                                                              REQUIRED
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20. AGENT SECTION To the best of your knowledge:

    1)  Does the applicant have any existing life insurance or annuities with our company or any other
        company?.......................................................................................            [ ] Yes  [ ] No

    2)  Will this contract replace, discontinue or change any existing life insurance or annuities?                [ ] Yes  [ ] No

        If yes, I hereby confirm:

        (a) That consideration has been given to product features, fees and charges.

        (b) That this replacement meets the Company's standards for replacement sales.

        (c) All required documents have been completed in compliance with applicable state regulations.

        (d) That the following sales material was used:
                                                        ----------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------------

Compensation Option: [ ] 1 [ ] 2 [ ] 3 [ ] 4 (If an Option is not selected, Option 1 will apply.)


--------------------            --------------------------------------------------------        --- --- --- --- ---     --- --- ---
        Date                            Signature of Agent/Registered Representative                   Rep ID           CBSI Rep ID

    If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist, Account Application, check (if any),
    and any additional forms to:             CUNA BROKERAGE SERVICES, INC.
                                             2000 HERITAGE WAY
                                             WAVERLY, IA  50677

    For other Broker/Dealers, follow their process and use their forms for suitability submission.


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VAAPP-2005                                                     Page 5                                                           1005
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